SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Confidential, for Use of the
                                               Commission Only (as permitted
[X]  Definitive Proxy Statement                by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                               WVS Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
                                                          ----------------------

     (5)  Total fee paid:
                         -------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:
                                 -----------------------------------------------

     (2)  Form, schedule or registration statement no.:
                                                       -------------------------

     (3)  Filing party:
                       ---------------------------------------------------------

     (4)  Date filed:
                     -----------------------------------------------------------

                                                              September 29, 2006


Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of WVS Financial Corp. The meeting will be held at St. Brendan's Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania on Tuesday, October 31, 2006 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the annual meeting are described in the accompanying materials.

       Directions to St. Brendan's Episcopal Church from West View Savings Bank's main office at 9001 Perry Highway, Pittsburgh, Pennsylvania

         o        Go north on Perry Highway for approximately 0.8 miles
         o Turn left onto West Ingomar Road/Yellow Belt and go approximately 2.3 miles
         o        Turn right onto Rochester Road and go approximately 0.6 miles
         o Turn left onto McAleer Road: St. Brendan's Episcopal Church is approximately 0.1 miles on the right side at 2365 McAleer Road, Sewickley, Pennsylvania

         It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in WVS Financial Corp. is sincerely appreciated.



/s/ David J. Bursic                                 /s/ Donald E. Hook

David J. Bursic                                     Donald E. Hook
President and Chief Executive Officer               Chairman of the Board

                               WVS FINANCIAL CORP.
                               9001 Perry Highway
                         Pittsburgh, Pennsylvania 15237
                                 (412) 364-1911

                               ------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on October 31, 2006

                               ------------------


         NOTICE IS HEREBY GIVEN that an annual meeting of stockholders of WVS Financial Corp. (the "Company") will be held at St. Brendan's Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania on Tuesday, October 31, 2006 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

         (1) To elect one (1) director for a four-year term or until his successor is elected and qualified.

         (2) To ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2007; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The board of directors has fixed September 13, 2006 as the voting record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the annual meeting or at any such adjournment.


                                             By Order of the Board of Directors

                                             /s/ Pamela M. Tracy

                                             Pamela M. Tracy
                                             Corporate Secretary



Pittsburgh, Pennsylvania
September 29, 2006

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                               WVS FINANCIAL CORP.

                               ------------------

                                 PROXY STATEMENT

                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 31, 2006


         This proxy statement is furnished to holders of common stock, $.01 par value per share, of WVS Financial Corp. (the "Company"), the holding company of West View Savings Bank (the "Savings Bank"). Proxies are being solicited on behalf of the board of directors of the Company to be used at the annual meeting of stockholders to be held at St. Brendan's Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania on Tuesday, October 31, 2006 at 10:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This proxy statement is first being mailed to stockholders on or about September 29, 2006.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Pamela M. Tracy, Corporate Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the annual meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

         Only stockholders of record of the Company at the close of business on September 13, 2006 are entitled to notice of and to vote at the annual meeting and at any adjournment thereof. On the record date, there were 2,330,347 shares of common stock of the Company issued and outstanding and the Company had no other class of equity securities outstanding. Each share of common stock is entitled to one vote at the annual meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of the holders of a majority of the total votes present, in person or by proxy, at the annual meeting is required for the proposal to ratify the independent registered public accounting firm for fiscal 2007. Abstentions are considered in determining the presence of a quorum and will not effect the plurality vote required for the election of directors but will have the effect of a vote against the proposal to ratify the independent registered public accounting firm. Under rules applicable to broker-dealers, the proposals to be considered at the annual meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there will be no "broker non-votes" at the annual meeting.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
              DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

         The Articles of Incorporation of the Company provide that the board of directors of the Company shall be divided into four classes which are as equal in number as possible, and that members of each class of directors are to be elected for a term of four years. One class is to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         The nominee for director is not related to any other director or executive officer of the Company by blood, marriage or adoption, and the nominee currently serves as a director of the Company.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominee for director listed below. If the person named as nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee recommended by the board of directors. At this time, the board of directors knows of no reason why the nominee listed below may not be able to serve as a director if elected.

         The person who receives the greatest number of votes of the holders of common stock represented in person or by proxy at the annual meeting will be elected as a director of the Company.

         The following tables present information concerning the nominee for director of the Company and each director whose term continues, including tenure as a director of the Savings Bank.

                          Nominee for Director for a Four-Year Term Expiring in 2010

                                                                                                     Director
      Name            Age                Principal Occupation During the Past Five Years              Since
-----------------   -------  ---------------------------------------------------------------------  ----------
David L. Aeberli      69     Director;  Funeral director of  McDonald-Aeberli  Funeral Home, Inc.,    1985
                             located  in  Mars,  Pennsylvania.  Prior  to  January  1,  2003,  Mr.
                             Aeberli also served as President of  McDonald-Aeberli  Funeral  Home,
                             Inc.

The board of directors recommends you vote FOR election of the nominee for director.


                            Members of the Board of Directors Continuing in Office

         Directors Whose Term Expires in 2007

                                                                                                     Director
          Name      Age(1)              Principal Occupation During the Past Five Years               Since
-----------------   -------  ---------------------------------------------------------------------  ----------
Arthur H. Brandt      66     Director;  Retired,  former  Director,  President and Chief Executive    1987
                             Officer of Brandt Excavating,  Inc.,  located in Cranberry  Township,
                             Pennsylvania;  and  retired  former  Director,  President  and  Chief
                             Executive Officer of Brandt Paving, Inc.

Lawrence M. Lehman    54     Director;   Owner/sole   proprietor  of  Newton-Lehman   Agency,   an    2002
                             insurance agency located in Pittsburgh, Pennsylvania.

         Directors Whose Term Expires in 2008
                                                                                                     Director
          Name      Age(1)              Principal Occupation During the Past Five Years               Since
-----------------   -------  ---------------------------------------------------------------------  ----------
David J.  Bursic      44     Director;  President and Chief  Executive  Officer of the Company and    1998
                             the  Savings  Bank since  June 1998;  prior thereto  served as Senior
                             Vice President, Treasurer and Chief  Financial Officer of the Company
                             and the  Savings Bank since 1992  and in various  positions  with the
                             Company and the Savings Bank since 1985.

Donald E. Hook        77     Director;  Chairman  of the  board of  directors  of  Pittsburgh  Cut    1986
                             Flower Co., located in Pittsburgh, Pennsylvania.

         Director Whose Term Expires in 2009
                                                                                                     Director
          Name      Age(1)              Principal Occupation During the Past Five Years               Since
-----------------   -------  ---------------------------------------------------------------------  ----------
Margaret VonDerau     66     Director;  Formerly served as Corporate Secretary of the Company from    1993
                             July  1993  until  October 31, 2003, as Senior Vice  President of the
                             Company  from July 1993  until  March  31,  2003  and of  the Savings
                             Bank from 1990 until  March 31, 2003, and as Treasurer of the Company and  the  Savings  Bank  from  June  1998 until March 31, 2003; prior thereto  served  as  Vice President  and  Corporate  Secretary of the
                             Savings Bank.

--------------
(1) As of June 30, 2006.

Independence of the Company's Board of Directors

         It is the policy of the board of directors of the Company that a substantial majority of its directors be independent of the Company within the meaning of applicable laws and regulations and the listing standards of the Nasdaq Stock Market, Inc.

         Our board of directors has affirmatively determined that a majority of our directors are independent. The current independent directors are Messrs. Hook, Aeberli, Brandt, Lehman and Mrs. VonDerau. Our board of directors also has affirmatively determined that each member of the audit committee and the compensation committee of the board of directors is independent within the meaning of applicable laws and regulations and the requirements of the Nasdaq Stock Market, Inc.

Nominations Process

          The Company's board of directors considers and evaluates nominees for the election of directors, subject to approval of a majority of the independent members of the board. As discussed above each of the current independent members of the board is independent within the meaning of the rules of the Nasdaq Stock Market, Inc. During fiscal 2006, the board met once in connection with nominations for director.

         The board of directors considers candidates for director suggested by its members, as well as management and stockholders. A stockholder who desires to recommend a prospective nominee for the board should notify the Company's Secretary or the Chairman of the Board in writing with whatever supporting material the stockholder considers appropriate. The board also considers whether to nominate any person nominated pursuant to the provision of the Company's articles of incorporation relating to stockholder nominations, which is described under "Stockholder Nominations" below. The board of directors has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

         The board of directors has adopted a resolution setting forth the various criteria to consider in selecting individuals for nomination as a director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert", as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. In addition, the bylaws of the Company provide that no person may be eligible for election, reelection, appointment or reappointment as a director (i) after they reach 76 years of age and (ii) unless such person's primary residence is in a county, city or town within the Commonwealth of Pennsylvania and not more than 35 miles from the main office or any branch office of the Savings Bank. The board also may consider the extent to which the candidate would fill a present need on the board of directors.

         Once the board of directors has identified a prospective nominee, the board makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the board with the recommendation of the prospective candidate, as well as the board member's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

Stockholder Nominations

         Article  7.F  of  the  Company's  articles  of  incorporation   governs
nominations for election to the board of directors and requires all such nominations, other than those made by the board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting. Each written notice of a stockholder nomination shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, and would be required to be filed on Schedule 14B with the Securities and Exchange Commission (or any successors of such items or schedules); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Company stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

Committees and Meetings of the Board of the Company and the Savings Bank

         Regular meetings of the board of directors of the Company are held on a quarterly basis. The board of directors of the Company held a total of seven regular and special meetings during the fiscal year ended June 30, 2006. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the board of directors held during the fiscal year ended June 30, 2006, and the total number of meetings held by all committees on which he or she served during such year.

         Audit Committee. The board of directors of the Company has established an audit committee which consists of Mrs. VonDerau (Chairman), Messrs. Aeberli, Brandt, Hook and Lehman all of whom are outside directors. The audit committee meets with the Company's internal auditor, engages the Company's external independent registered public accounting firm and reviews their reports. The audit committee meets quarterly and met four times during fiscal 2006. The members are independent as defined in Rule 4200 of the listing standards of the Nasdaq Stock Market.

         The board of directors has determined that Mrs. VonDerau, a member of the audit committee, meets the requirements adopted by the SEC for qualification as an audit committee financial expert. An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and
(v) an understanding of audit committee functions.

         The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the audit committee and the board of directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the SEC does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors. Finally, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for purposes of Section 11 of the Securities Act of 1933.

         The board of directors has adopted an updated audit committee charter in August 2004.

Relationship with Independent Public Accounting Firm

         The audit committee of the board of directors appointed S.R. Snodgrass, A.C. as the independent registered public accounting firm to audit the Company's financial statements for the year ending June 30, 2007. The audit committee considered the compatibility of the non-audit services provided to the Company by S.R. Snodgrass in fiscal 2006 on the independence of S.R. Snodgrass from the Company in evaluating whether to appoint S.R. Snodgrass to perform the audit of the Company's financial statements for the year ending June 30, 2007.

         The following table sets forth the aggregate fees paid by the Company to S.R. Snodgrass for professional services rendered by S.R. Snodgrass in connection with the audit of the Company's consolidated financial statements for fiscal 2006 and 2005, as well as the fees paid to S.R. Snodgrass for audit-related services, tax services and all other services rendered by S.R. Snodgrass to the Company during fiscal 2006 and 2005.

                                                       Year Ended June 30,
                                                      --------------------
                                                       2006          2005
                                                      -------      -------
Audit fees (1) ...........................            $47,642      $46,252
Audit-related fees .......................                 --           --
Tax fees (2) .............................              9,000       12,325
All other fees ...........................                 --           --
                                                      -------      -------
    Total ................................            $56,642      $58,577
                                                      =======      =======
------------------
(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports filed with the SEC and the issuance of consents and assistance with, and review of, documents filed with the SEC.

(2) Tax fees consist of fees incurred in connection with tax planning, tax compliance and tax consulting services.

         The audit committee selects the Company's independent registered public accounting firm and pre-approves all audit services to be provided by it to the Company. The audit committee also reviews and pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the audit committee's charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. Pursuant to its policy, the audit committee pre-approves certain audit-related services and certain tax services which are specifically described by the audit committee on an annual basis and separately approves other individual engagements as necessary. The pre-approval requirements do not apply to certain services if:
(i) the aggregate amount of such services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent registered public accounting firm during the year in which the services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be other services; and (iii) such services are promptly brought to the attention of the committee and approved by the committee or by one or more members of the committee to whom authority to grant such approvals has been delegated by the committee prior to the completion of the audit. The committee may delegate to one or more designated members of the committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an activity shall be presented to the full committee at its next scheduled meeting.

         Each new engagement of S.R. Snodgrass was approved in advance by the audit committee, and none of those engagements made use of the de minimis exception for pre-approval contained in the SEC's rules.

         Report of the Audit Committee. In accordance with rules adopted by the Securities and Exchange Commission, the audit committee of the board of directors of the Company makes this report for the year ended June 30, 2006.

         The audit committee of the board of directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. During fiscal 2006, the audit committee was composed of five directors, each of whom is independent as defined by the listing standards of the Nasdaq Stock Market. The audit committee operates under a written charter approved by the board of directors.

         Management is responsible for the Company's internal controls and financial reporting process. The independent registered public accounting firm, S.R. Snodgrass, A.C., are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes.

         In connection with these responsibilities, the audit committee reviewed the audit plans, audit scope and audit risks with both S.R. Snodgrass and the Company's internal audit department. The audit committee met with management and S.R. Snodgrass to review and discuss the June 30, 2006 financial statements. The audit committee also discussed with S.R. Snodgrass the matters required by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The audit committee also received written disclosures from S.R. Snodgrass required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the audit committee discussed with S.R. Snodgrass the firm's independence.

         Based upon the audit committee's discussions with management and the independent accountants, and the audit committee's review of the representations of management and the independent accountants, the audit committee recommended that the board of directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2006 to be filed with the Securities and Exchange Commission.

         The audit committee and the board of directors considered the compatibility of the non-audit services provided to the Company by S.R. Snodgrass in fiscal 2006 on the independence of S.R. Snodgrass from the Company in evaluating whether to appoint S.R. Snodgrass to perform the audit of the Company's financial statements for the year ending June 30, 2007.

                                                    Margaret VonDerau (Chairman)
                                                    Donald E. Hook
                                                    David L. Aeberli
                                                    Arthur H. Brandt
                                                    Lawrence M. Lehman

         The board of directors of the Savings Bank meets on a monthly basis and may have additional special meetings upon the request of the President or a majority of the directors. During the fiscal year ended June 30, 2006, the board of directors of the Savings Bank met 12 times. The board of directors of the Savings Bank has established the following committees:

         Loan Committee. The loan committee of the Savings Bank consists of Messrs. Aeberli (Chairman), Brandt, Brandt, Lehman and Mrs. VonDerau, and from management, Mr. Bursic. The loan committee, which approves all loans originated by the Savings Bank, meets monthly and met 12 times during fiscal 2006.

         Finance Committee. The finance committee of the Savings Bank consists of Messrs. Brandt (Chairman), Aeberli, Lehman, Hook and Mrs. VonDerau, and from management, Messrs. Bursic and Keith Simpson. The finance committee, which approves all securities purchased by the Company and the Savings Bank, meets at least quarterly and met six times during fiscal 2006.

         In addition to the committees described above, the Savings Bank has also established other committees which consist of members of the Board and which meet as required. These committees include: an audit committee, an executive committee, a compensation committee, a classification of assets review committee, a Community Reinvestment Act committee and a nominating committee.

         The Company has also established an executive committee and a finance committee, as well as a compensation committee.

Executive Officers Who Are Not Directors

         Set forth below is information with respect to the principal occupation during the last five years for the executive officers of the Company and the Savings Bank who do not serve as directors.

         Keith A. Simpson. Age 49. Mr. Simpson has been Treasurer of the Company and the Savings Bank since April 2003 and Vice President and Chief Accounting Officer of the Company and the Savings Bank since November 2002. Previously, Mr. Simpson was Controller and Assistant Treasurer of the Savings Bank since October 1995.

         Bernard P. Lefke. Age 55. Mr. Lefke has been Vice President of Savings of the Savings Bank since February 1991. Previously, Mr. Lefke was an Assistant Vice President and Branch Manager of the Savings Bank since 1981.

         Jonathan D. Hoover. Age 38. Mr. Hoover has been Vice President of Bank Operations of the Savings Bank since April 2003. Previously, Mr. Hoover was Vice President Community Banking of the Savings Bank since October 2001. Prior thereto, Mr. Hoover was Assistant Vice President, Branch Coordinator since October 1996.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the common stock as of the record date, and certain other information with respect to (i) the only person or entity, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding common stock on the record date, (ii) each director of the Company, and (iii) all directors and executive officers of the Company and the Savings Bank as a group.


                                        Amount and Nature
     Name of Beneficial                   of Beneficial
     Owner or Number of                  Ownership as of             Percent of
      Persons in Group               September 13, 2006(1)(2)       Common Stock
      -----------------              ------------------------       ------------

WVS Financial Corp. Employee                 220,464(3)                  9.5%
Stock Ownership Plan
9001 Perry Highway
Pittsburgh, Pennsylvania 15237

Directors:
David L. Aeberli                              43,193(3)(4)               1.9
Arthur H. Brandt                              44,773(5)                  1.9
David J.  Bursic                             172,725(3)(6)               7.4
Donald E. Hook                                24,740(3)(7)               1.1
Lawrence M. Lehman                             5,859(8)                  0.3
Margaret VonDerau                            104,154(9)                  4.5

All directors and                            453,523(10)                19.0
 executive officers as a
 group (9 persons)

-----------------

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(3) Messrs. Bursic, Aeberli and Hook are trustees (the "Trustees") of the trust created pursuant to WVS Financial Corp. Employee Stock Ownership Plan and Trust ("ESOP"). The indicated holdings represent shares held in the ESOP which have been allocated to participating employees and will be voted at the direction of the participant, for which the Trustees disclaims beneficial ownership. Does not include shares held in trusts under other employee benefit plans of the Company and the Savings Bank which hold common stock on behalf of employee participants of such plans for which the Trustees also serve as trustees as follows:
         26,241 shares of common stock held pursuant to the Company's deferred compensation plan, which are voted by the Trustees pursuant to plan; 400 shares of common stock held pursuant to the Company's recognition and retention plans and trusts, of which 400 shares have been allocated to directors and employees. Under the terms of the recognition plans, the Trustees will vote allocated shares at the direction of recipients and unallocated shares in the same proportion as it receives instructions from recipients with respect to allocated shares. The Trustees will not vote allocated shares in the recognition plans if they do not receive instructions from the recipient; 68,673 shares of common stock were held pursuant to the Savings Bank's profit sharing plan, which are voted at the direction of participants. The Trustees will vote allocated shares of common stock held in the profit sharing plan for which it has not received instructions from a participant in the same proportion as it votes pursuant to instructions it actually receives from participants. The shares of common stock beneficially owned by the Trustees or by all directors and executive officers as a group does not include the shares held by trusts for employee benefit plans.

(4) Includes 12,000 shares held jointly with Mr. Aeberli's wife, 5,950 shares held solely by Mr. Aeberli's wife and 1,903 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date.

(5) Includes 13,160 shares held in the Company's deferred compensation plan and 703 shares which may be acquired upon the exercise of stock options which are exercisable within 60 days of the record date.

(6) Includes 67,814 shares held jointly with Mr. Bursic's wife, 9,738 shares held solely by Mr. Bursic's wife, 200 shares held by Mr. Bursic's children, 631 shares held in the Company's deferred compensation plan, 11,798 shares held in the Savings Bank's profit sharing plan, 25,299 shares held for the account of Mr. Bursic in the ESOP and 15,600 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date.

(7) Includes 5,600 shares held jointly with Mr. Hook's wife, 12,450 shares held in the Company's deferred compensation plan and 305 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date.

(8) Includes 1,929 shares held by Mr. Lehman's wife and 2,001 shares held in the Newton-Lehman Agency profit sharing plan.

(9) Includes 34,061 shares held in the Savings Bank's profit sharing plan, 24,872 shares held for the account of Mrs. VonDerau in the ESOP and 100 shares held in an estate trust for which Mrs. VonDerau is a trustee.

(10) Includes on behalf of directors and executive officers as a group, 58,571 shares held in the Savings Bank's profit sharing plan, 200 shares held in the Company's recognition and retention plans and trusts, 68,377 shares held in the ESOP, 26,241 shares held in the Company's deferred compensation plan and 26,707 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth a summary of certain information concerning the compensation paid by the Company and the Savings Bank for services rendered in all capacities during the three years ended June 30, 2006 to the Chief Executive Officer. No other executive officer of the Company and its subsidiaries had total compensation during the last fiscal year which exceeded $100,000.

                           Summary Compensation Table

================================================================================

                                         Annual Compensation
--------------------------------------------------------------------------------

         Name and           Fiscal                                  All Other
    Principal Position       Year     Salary(1)(2)       Bonus     Compensation
--------------------------------------------------------------------------------
David J. Bursic              2006       $225,750       $35,000      $26,212(3)
President and Chief          2005        215,000        30,000       14,237
Executive Officer            2004        201,600        30,000       24,365
================================================================================

(1)      Includes compensation for service as a director.

(2) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of automobiles leased by the Company. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer during the indicated periods did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3) Includes $15,830 for the fair market value of the allocation of shares of common stock pursuant to the Company's ESOP and $10,832 for the reimbursement of amounts cut back as result of Internal Revenue Service limitations on contributions to the ESOP.

Stock Options

         The following table sets forth certain information concerning exercises of stock options by the named executive officer during the fiscal year ended June 30, 2006 and options held at June 30, 2006.

                      Aggregate Option Exercises in Last Fiscal Year and Year End Option Values

==========================================================================================================================

                                                       Number of Unexercised Options          Value of Unexercised
                                                                at Year End                   Options at Year End(1)
                              Shares                  --------------------------------------------------------------------
                            Acquired on     Value
          Name               Exercise      Realized     Exercisable    Unexercisable      Exercisable        Unexercisable
--------------------------------------------------------------------------------------------------------------------------
David J. Bursic                7,320       $28,113        15,600            --            $12,792                  --
==========================================================================================================================

(1)      Based on a per share market price of $16.44 at June 30, 2006.

Director Compensation

         During fiscal 2006, directors of the Company and the Savings Bank who are not executive officers ("outside directors") received an annual fee of $18,000 ($21,600 for the Chairman of the Board) and a monthly committee fee of $200.

         Directors'  Stock  Option  Plan.  The  Company  has  adopted  the  1993
Directors' Stock Option Plan (the "Directors' Plan") which provides for the grant of compensatory stock options to non-employee directors of the Company. Pursuant to the Directors' Plan, each director of the Company who is not an employee of the Company or any subsidiary was granted a compensatory stock option to purchase 10,000 split adjusted shares of common stock at the actual purchase price of a share of common stock in the Company's initial public stock offering in November 1993. In addition, a compensatory stock option to purchase 400 split adjusted shares of common stock was granted to each non-employee director on each anniversary of the date of the Company's initial public offering with an exercise price equal to the fair market value of a share of common stock on such date for as long as shares were available under the plan. Further, each new non-employee director of the Company or the Savings Bank received a compensatory stock option to purchase 1,000 shares of common stock upon election to the board of directors with an exercise price equal to the fair market value of a share of common stock on the date of grant. Options granted pursuant to the Directors' Plan are vested and exercisable six months from the date of grant. No shares of common stock remain available for future grant under the Directors' Plan.

         Directors' Deferred Compensation Plan. The Company and the Savings Bank maintain a deferred compensation plan for its directors whereby directors can elect to defer all or a portion of their directors' fees. Deferred fees are to be paid to participants in installments commencing in the year following the year in which a person ceases to be a member of the board of directors.

         The deferred compensation plan provides that amounts deferred thereunder may be paid in shares of common stock based on the then-existing value of the amount of common stock, including fractional shares, which could have been purchased with the percentage of a director's deferred account that the director elected to have valued as though it were invested in common stock. In addition, the program also permits directors of the Company and the Savings Bank, who are also employees of the Company or the Savings Bank, to defer receipt of a portion of their other compensation, including salary and bonuses. The Company and the Savings Bank contributed to a trust an amount of cash which corresponds to the amount of fees and other compensation deferred at the direction of directors for the purpose of investment in shares of common stock. The trust uses such funding to acquire shares of common stock on the open market. The shares of common stock held in the trust are voted by an independent trustee prior to distribution to participating directors in accordance with the terms of the deferred compensation plan.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee of the board of directors determines compensation for executive officers. During the fiscal year ended June 30, 2006, the members of the Committee were Messrs. Hook (Chairman), Aeberli, Brandt, Lehman and Mrs. VonDerau. No member of the Committee is a current or former officer or employee of the Company or any of its subsidiaries, except for Mrs. VonDerau, who was formerly Senior Vice President, Treasurer and Secretary of the Company and the Savings Bank. The report of the Committee with respect to compensation for the Chief Executive Officer for the fiscal year ended June 30, 2006 is set forth below.

Report of the Compensation Committee

         The Compensation Committee determines executive compensation based upon the Company's profitability and growth in light of economic conditions experienced during the fiscal year. The primary components of executive compensation include a base salary and discretionary performance bonuses. Base salary levels are intended to be consistent with comparable financial institutions in the Company's peer group. Discretionary performance bonuses have been paid based upon an executive's abilities and contributions to the Company's financial success.

         The Compensation Committee also retained the services of L.R. Webber Associates, Inc. to provide an independent assessment and review of the compensation paid to the chief executive officer. Organized in 1976, L.R. Webber Associates, Inc. provides a variety of human resources management services to community banks and publishes an extensive annual salary/benefits survey for Pennsylvania community banks.

         The committee reviewed a number of financial metrics including: total assets, return on average assets, return on average equity, net interest margin, efficiency ratio, non-interest income and expenses / total assets, and non-performing assets in relationship to various peer groupings. The Compensation Committee also recognized the following important accomplishments during fiscal 2006:

1.       Income before income tax expense increased $597 thousand or 16.9%;
2.       Return on average equity totaled 9.87%;
3. Book value per share after dividends and stock repurchases increased to $12.60. Company shares continue to trade at a significant premium to book value on the NASDAQ;
4. $2.5 million was returned to shareholders through a combination of cash dividends and stock repurchases;
5. The successful migration of the Bank's core processing (computer) system.

         The Compensation Committee further noted that the Company's stock buyback programs have returned more than $21 million to stockholders through the repurchase of 1,434,606 shares or approximately 38% of our issued shares. With our eight stock buyback programs, the Company has returned more money to stockholders via share repurchases alone than was originally raised by selling stock to the public.

         The Compensation Committee, after taking into consideration the factors discussed above, paid Mr. Bursic a performance bonus of $35,000 for his contributions in fiscal 2006 as well as determined to reimburse Mr. Bursic $10,382 for amounts cut back as a result of Internal Revenue Service limitations on contributions to the Company's ESOP. Mr. Bursic's base salary was adjusted to $235,750 effective July 1, 2006.

                                                       Donald E. Hook, Chairman
                                                       David L. Aeberli
                                                       Arthur H. Brandt
                                                       Lawrence M. Lehman
                                                       Margaret VonDerau

Performance Graph

         The following graphs compare the yearly cumulative total return on the common stock over the thirteen and five years ended June 30, 2006 with (i) the Nasdaq Stock Market Bank Stocks Total Return Index, (ii) the Nasdaq Stock Market Financial Stocks Total Return Index, and (iii) the CRSP Total Return Index for the Nasdaq Stock Market (for United States companies). The Nasdaq Financial Stocks index was added in order to include a broader range of financial services companies, such as savings institutions that are not commercial banks. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.

                                                       PERIOD ENDING
     INDEX                11/30/1993   6/30/1994   6/30/1995   6/30/1996   6/30/1997   6/30/1998    6/30/1999
-------------------------------------------------------------------------------------------------------------
WVS FINANCIAL CORP           100.00      155.44      170.78      235.27      326.33      430.73      419.68
NASDAQ FINANCIAL STOCKS      100.00      107.50      122.98      160.16      234.56      305.16      314.50
NASDAQ BANK STOCKS           100.00      109.99      124.25      161.86      253.05      351.03      346.73
CRSP TOTAL NASDAQ (US)       100.00       93.91      125.31      160.87      195.66      257.60      369.92


     INDEX                 6/30/2000   6/30/2001   6/30/2002   6/30/2003   6/30/2004   6/30/2005    06/30/06
-------------------------------------------------------------------------------------------------------------
WVS FINANCIAL CORP           332.35      416.60      483.51      564.29      564.38      546.14      551.81
NASDAQ FINANCIAL STOCKS      247.75      334.40      374.06      393.12      483.03      535.30      589.34
NASDAQ BANK STOCKS           284.42      394.95      443.12      449.75      539.03      575.54      614.33
CRSP TOTAL NASDAQ (US)       546.86      296.92      202.26      224.55      283.05      286.12      304.34




                                                       PERIOD ENDING
                           ---------------------------------------------------------------------
     INDEX                 6/30/2001   6/30/2002   6/30/2003   6/30/2004   6/30/2005   6/30/2006
------------------------------------------------------------------------------------------------
WVS FINANCIAL CORP           100.00      117.55      138.81      140.20      136.99      139.79
NASDAQ FINANCIAL STOCKS      100.00      111.86      117.56      144.45      160.08      176.24
NASDAQ BANK STOCKS           100.00      112.20      113.88      136.48      145.73      155.55
CRSP TOTAL NASDAQ (US)       100.00       68.12       75.63       95.33       96.36      102.50


Employment Agreements

         The Company and the Savings Bank (collectively the "employers") maintain an employment agreement with Mr. David J. Bursic. The employers have agreed to employ Mr. Bursic in his current position as President and Chief Executive Officer of the employers for a term of three years with a current salary of $235,750. Such salary may be increased at the discretion of the board of directors from time to time, but may not be decreased during the term of the employment agreement without the prior written consent of the executive. The term of Mr. Bursic's employment agreement shall be extended each day for an additional day unless the employers or the executive elects, not less than 30 days prior to the annual anniversary date, not to extend the employment terms.

         The employment agreement is terminable with or without cause by the employers. The executive shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the employers for cause, disability, retirement or death, provided, however, that (i) in the event that the executives terminate their employment because of failure of the employers to comply with any material provision of the employment agreement or (ii) the employment agreement is terminated by the employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to his employment following a Change of Control of the Company, as defined, Mr. Bursic will be entitled to a cash severance amount equal to three times his base salary, and a continuation of benefits similar to those he is receiving at the time of such termination for the remaining term of the agreement or until the executive obtains full-time employment with another employer.

         Although the above-described employment agreement could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act, requires the Company's officers and directors, and persons who own more than 10% of the common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasadaq Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the common stock.

         Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended June 30, 2006, all
Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with.

Transactions With Certain Related Persons

         Federal law requires that all loans or extensions of credit by the Savings Bank to executive officers and directors and members of their immediate family must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Savings Bank to a director or executive officer in excess of the greater of $25,000 or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

         The Savings Bank's policy provides that all loans made by the Savings Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features. As of June 30, 2006, one of the Savings Bank's directors and executive officers or members of their immediate families or affiliates had aggregate loan balances in excess of $60,000, which amounted to approximately $373,000 in the aggregate. All such loans were made by the Savings Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectability.

  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The audit committee of the board of directors of the Company has appointed S.R. Snodgrass, A.C., independent certified public accountants, to perform the audit of the Company's financial statements for the year ending June 30, 2007, and further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the annual meeting.

         The Company has been advised by S.R. Snodgrass that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. S.R. Snodgrass will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         The board of directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, A.C. as independent registered public accounting firm for the fiscal year ending June 30, 2007.

                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in October 2007, must be received at the principal executive offices of the Company, 9001 Perry Highway, Pittsburgh, Pennsylvania 15237, Attention: Corporate Secretary, no later than June 1, 2007. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article 10D of the Company's articles of incorporation, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the board of directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of common stock of the Company which are beneficially owned by the stockholder and to the extent known, by any other stockholders known by such stockholder to be supporting such proposal, and (d) any financial interest of the stockholder in such proposal. Accordingly, stockholder proposals submitted under the Company's articles of incorporation in connection with the next annual meeting of stockholders must be received by the Company no later than September 1, 2007.

                                 ANNUAL REPORTS

         A copy of the Company's annual report to stockholders for the year ended June 30, 2006 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

         Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's annual report on Form 10-K for the fiscal year ended June 30, 2006 required to be filed with the Commission under the Exchange Act. Such written requests should be directed to Pamela M. Tracy, Investor Relations Manager and Corporate Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237. The Form 10-K is not part of the proxy solicitation materials.

                                  OTHER MATTERS

         Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The board of directors has adopted a process by which stockholders may communicate directly with members of the board. Stockholders who wish to communicate with the board may do so by sending written communications addressed to the Chairman of the Board of Directors, c/o Pamela M. Tracy, Corporate Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's common stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

REVOCABLE PROXY


                               WVS FINANCIAL CORP.


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WVS FINANCIAL CORP. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 31, 2006 AND AT ANY ADJOURNMENT THEREOF.

         The undersigned, being a stockholder of the Company as of September 13, 2006, hereby authorizes the Board of Directors of the Company, or any successors thereto, as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at St. Brendan's Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania, on Tuesday, October 31, 2006 at 10:00 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.       ELECTION OF DIRECTORS

         [_]  FOR the nominee listed             [_]  WITHHOLD AUTHORITY
              below (except as marked                 to vote for the nominees
              to the contrary below)                  listed below

Nominee for a four-year term: David L. Aeberli

(INSTRUCTIONS: To withhold authority to vote for the nominee, write the name of the nominee in the space provided below.)


--------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2007.

         [_] FOR                     [_] AGAINST               [_] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEE TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


                                        Dated:                            , 2006
                                             -----------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                        Signature(s)

                                        Please sign this exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 WVS letterhead




                               September 29, 2006


TO:     Participants in the Employee Stock Ownership Plan of WVS Financial Corp.

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the Company's Employee Stock Ownership Plan (the "Plan") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Plan, who will tabulate the votes for the Trustees of the Plan. The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.

                                                    Sincerely,

                                                    /s/ David J. Bursic

                                                    David J. Bursic
                                                    President

                               WVS FINANCIAL CORP.

         The undersigned hereby instructs the Trustee of the Employee Stock Ownership Plan and Trust ("ESOP") of WVS Financial Corp. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company allocated to the undersigned pursuant to the ESOP as of September 13, 2006, at the Annual Meeting of Stockholders to be held at St. Brendan's Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania, on Tuesday, October 31, 2006 at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.       ELECTION OF DIRECTORS

         [_]  FOR the nominee listed             [_]  WITHHOLD AUTHORITY
              below (except as marked                 to vote for the nominees
              to the contrary below)                  listed below

Nominee for a four-year term: David L. Aeberli

(INSTRUCTIONS: To withhold authority to vote for the nominee, write the name of the nominee in the space provided below.)


--------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2007.

         [_] FOR                     [_] AGAINST               [_] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         The Company's Board of Directors recommends a vote FOR the election of the nominee for Director and for Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                        Dated:                            , 2006
                                             -----------------------------

                                        ----------------------------------------
                                                      Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the election of the nominee for Director and for Proposal 2. If you do not return this card, your shares will not be voted.

                                 WVS letterhead




                               September 29, 2006

TO:      Participants in the Profit Sharing Plan of West View Savings Bank

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the West View Savings Bank Profit Sharing Plan (the "Plan") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Plan, who will tabulate the votes for the Trustees of the Plan. The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will be voted by the Trustees in the same proportion as it votes pursuant to instructions it actually receives from participants. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.

                                                 Sincerely,

                                                 /s/ David J. Bursic

                                                 David J. Bursic
                                                 President

                               WVS FINANCIAL CORP.

         The undersigned hereby instructs the Trustees of the Profit Sharing Plan ("Profit Sharing Plan") of West View Savings Bank to vote, as designated below, all the shares of Common Stock of WVS Financial Corp. (the "Company") held pursuant to the Profit Sharing Plan on behalf of the undersigned as of September 13, 2006, at the Annual Meeting of Stockholders to be held at St. Brendan's Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania, on Tuesday, October 31, 2006 at 10:00 a.m., Eastern Time, and any adjournment thereof.


1.       ELECTION OF DIRECTORS

         [_]  FOR the nominee listed             [_]  WITHHOLD AUTHORITY
              below (except as marked                 to vote for the nominees
              to the contrary below)                  listed below

Nominee for a four-year term: David L. Aeberli

(INSTRUCTIONS: To withhold authority to vote for the nominee, write the name of the nominee in the space provided below.)


--------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2007.

         [_] FOR                     [_] AGAINST               [_] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         The Company's Board of Directors recommends a vote FOR the election of the nominee for Director and for Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                        Dated:                            , 2006
                                             -----------------------------

                                        ----------------------------------------
                                                      Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the election of the nominee for Director and for Proposal 2. If you do not return this card, your shares will not be voted.

                                 WVS letterhead






                               September 29, 2006

TO: Persons Granted Restricted Stock Under the Recognition and Retention Plans of WVS Financial Corp.

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock of the Company granted to you pursuant to the Company's Recognition and Retention Plans and Trusts ("Recognition Plans") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plans by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plans. The Plan Administrators will certify the totals to the Company for the purpose of having those shares voted by the Trustees of the Recognition Plans.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Recognition Plans are not received, the shares will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plans. You will receive other voting material for those shares owned by you individually and not under the Recognition Plans.

                                                Sincerely,

                                                /s/ David J. Bursic

                                                David J. Bursic
                                                President

                               WVS FINANCIAL CORP.

         The undersigned hereby instructs the Trustees of the Recognition and Retention Plan and Trusts ("Recognition Plans") of WVS Financial Corp. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company granted pursuant to the Recognition Plans to the undersigned as of September 13, 2006, at the Annual Meeting of Stockholders to be held at St. Brendan's Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania, on Tuesday, October 31, 2006 at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.       ELECTION OF DIRECTORS

         [_]  FOR the nominee listed             [_]  WITHHOLD AUTHORITY
              below (except as marked                 to vote for the nominees
              to the contrary below)                  listed below

Nominee for a four-year term: David L. Aeberli

(INSTRUCTIONS: To withhold authority to vote for the nominee, write the name of the nominee in the space provided below.)


--------------------------------------------------------------------------------

2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2007.

         [_] FOR                     [_] AGAINST               [_] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         The Company's Board of Directors recommends a vote FOR the election of the nominee for Director and for Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                        Dated:                            , 2006
                                             -----------------------------

                                        ----------------------------------------
                                                      Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the election of the nominee for Director and for Proposal 2. If you do not return this card, your shares will be voted by the Trustee in the same proportion as it votes pursuant to instructions it actually receives from participants in the Recognition Plans.